UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

January 22, 2026

Date of Report (Date of earliest event reported)

Quipt Home Medical Corp.

(Exact name of registrant as specified in its charter)

British Columbia, Canada

(State or other jurisdiction of incorporation)

001-40413	N/A
(Commission File Number)	(IRS Employer Identification No.)

1019 Town Drive
Wilder, Kentucky	41076
(Address of principal executive offices)	(Zip Code)

(859) 878-2220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without Par Value	QIPT	The Nasdaq Capital Market
Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on December 14, 2025, Quipt Home Medical Corp., a corporation existing under the laws of British Columbia (“Quipt” or the “Company”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) with 1567208 B.C. Ltd., a company existing under the laws of British Columbia ( “Purchaser”), and REM Aggregator, LLC, a Delaware limited liability company (“Parent”), under which Purchaser will acquire all of the issued and outstanding common shares of Quipt for $3.65 per share in cash, by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”).

At 11:59 p.m. on January 22, 2026, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) expired with respect to the transactions contemplated by the Arrangement Agreement. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Arrangement Agreement, which remains subject to other customary closing conditions, including receipt of approval of Quipt’s shareholders.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). All statements, other than statements of historical fact, included herein including, without limitation, statements regarding whether the Arrangement will be completed, are forward-looking statements. Forward-looking statements contained in this report are based on certain factors and assumptions made by management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors management believes are appropriate in the circumstances. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. In respect of the forward-looking statements concerning the anticipated completion of the transaction and the anticipated timing for completion of the transaction, the Company provided them in reliance on certain assumptions that they believe are reasonable at this time, including the ability of the parties to receive, in a timely manner, the necessary regulatory, court, shareholder and other third party approvals and the ability of the parties to satisfy, in a timely manner, the other conditions to the closing of the transaction. Accordingly, readers should not place undue reliance on the forward-looking statements contained in this report concerning these times. Forward-looking statements are typically identified by words such as: believe, expect, anticipate, intend, estimate, postulate and similar expressions, or are those, which, by their nature, refer to future events. The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, but not limited to, the ability to obtain requisite regulatory and shareholder approvals and the satisfaction of other conditions to the consummation of the transaction on the proposed terms and schedule; potential impact of the announcement or consummation of the transaction on relationships, including with regulatory bodies, employees, suppliers, customers and competitors; changes in applicable laws; the diversion of management time on the transaction; the possibility that competing offers may be made; and other risks and uncertainties discussed or referred to in the Company’s disclosure documents, including the Company’s most recent Annual Report on Form 10-K, filed with the United States Securities and Exchange Commission (the “SEC”) and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedarplus.ca. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statement prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included herein are made as of the date hereof and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Important Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Quipt, Purchaser and Parent pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Quipt filed with the SEC a preliminary management information circular and proxy statement on Schedule 14A, the definitive version of which will be sent or provided to the Company securityholders. The Company may also file other documents with the SEC regarding the transaction. Securityholders of Quipt are urged to read the definitive management information circular and proxy statement regarding the transaction and any other relevant materials that may be filed with the SEC, as well as any amendments or supplements to these documents, carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they contain or will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of the Company’s securityholders. Securityholders will be able to obtain a copy of the definitive management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by the Company with the SEC and with the securities regulatory authorities in certain provinces of Canada free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.ca, or on the Company’s website at https://quipthomemedical.com. Information contained on, or that may be accessed through, the websites referenced herein is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in respect of the transaction. Information about the Company’s directors and executive officers is set forth in the proxy statement and management information circular for the Company’s Annual General Meeting of Shareholders, which was filed with the SEC and with the securities regulatory authorities in certain provinces of Canada on January 24, 2025. Investors may obtain additional information regarding the interest of such participants by reading the definitive management information circular and proxy statement when it becomes available and other relevant materials to be filed with the SEC regarding the Arrangement. Investors and stockholders should read the definitive management information circular and proxy statement carefully before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quipt Home Medical Corp.

Date:	January 26, 2026	By:	/s/ Hardik Mehta
Hardik Mehta
Chief Financial Officer